STATEMENTS OF NET ASSETS AVAILABLE FOR BENEFITS - EBP 001 - USD ($)	Dec. 31, 2025	Dec. 31, 2024
Assets:
Investments at fair value	$ 1,057,952,000	$ 903,513,359
Cash	5,885	1,989
Receivable for employer contributions	18,073,854	17,534,407
Receivable for employee contributions	1,142,171	0
Notes receivable from participants, net of allowance for defaulted loans	12,234,564	11,045,172
Due from brokers	54,600	34,803
Total assets	1,089,463,074	932,129,730
Liabilities:
Due to brokers	7,908	143,086
Net assets available for benefits	$ 1,089,455,166	$ 931,986,644